                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    The Securities and Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 22, 2000
                                                       ------------------

                       Home Security International, Inc.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                      001-14502              98-0169495
-----------------------------------       ------------       -------------------
   (State or other jurisdiction           (Commission         (I.R.S. Employer
         of incorporation)                File number)       Identification No.)


          Unit 3, 167 Prospect Highway
           Seven Hills, NSW Australia                         2147
    ----------------------------------------               ----------
    (Address of principal executive offices)               (Zip Code)



   Registrant's telephone number, including area code:  (011) (612) 9936-2424
                                                        ---------------------



        Level 7, 77 Pacific Highway, North Sydney, NSW Australia, 2060
        --------------------------------------------------------------
          Former name or former address, if changed since last report

This current report on Form 8-K/A is being filed by Home Security International, Inc. to supplement the current report on Form 8-K dated January 5, 2001 by including the pro forma financial information related to the sale of Ness Security Pty Limited described below. All other information is repeated from the originally filed Form 8-K.


Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

          On December 22, Home Security International, Inc. ("HSI" or the "Company") announced that it had completed the sale of 49% of its subsidiary, Ness Security Products Pty Limited ("Ness") to HIH Insurance ("HIH") for current cash consideration of $9.5 million ($AUD17.5 million). A deposit of approximately $2.44 million ($AUD4.5 million) was paid by HIH Insurances to the Company on September, 29 2000 in relation to the sale. The Company has agreed to use the remainder of the sales proceeds to repay $7 million ($AUD13 million) to HIH in relation to the (i) FAI Insurances Limited note representing vendor financing for the Company's purchase of FAI Finance Corporation Pty Limited in 1997; and (ii) short term finance provided by HIH in May, 2000. Furthermore, in connection with the sale, HIH has agreed to provide the Company with additional funds of $1.4 million ($AUD2.5 million) by June 30, 2001.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

          (b)  Pro forma financial information.

               (i) Unaudited Pro Forma Consolidated Statement of Operations for three months ended September 30, 2000

               (ii) Unaudited Pro Forma Consolidated Statement of Operations for fiscal year ended June 30, 2000

               (iii) Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2000

          (c) The following exhibits are filed herewith in accordance with Item 601 of Regulation S-K:

99.1  Company Press Release dated December 22, 2000.

                       HOME SECURITY INTERNATIONAL, INC
                 PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Introduction

     The accompanying unaudited pro forma consolidated statements of operations for the fiscal year ended June 30, 2000 and the three months ended September 30, 2000 have been prepared after giving effect to the pro forma adjustments described in the notes thereto as if the sale of 49% of Home Security International, Inc's ("the Company") shareholding in Ness Security Products Pty Limited ("Ness") ("the Ness Sale") took place at the beginning of such periods. The unaudited pro forma consolidated balance sheet as of September 30, 2000 has been prepared as if the Ness Sale, which completed on December 22, 2000, had been in effect on September 30, 2000.

     The unaudited pro forma statements do not purport to represent what the results of operations or financial condition of the Company would actually have been for the corresponding period if the respective events or transaction described above had in fact been in effect throughout such periods or to project the results of operations or financial condition of the Company for any future date or period.

     The unaudited pro forma financial statements should be read in conjunction with the historical financial statements of the Company as found in the Annual Report on Form-10K for the fiscal year ended June 30, 2000, and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

            Unaudited Pro Forma Consolidated Statement of Operations
                   for three months ended September 30, 2000


                                                       HSI
                                                   Consolidated                                          Pro Forma
                                                   September 30,          Pro Forma                     September 30,
                                                       2000              Adjustments     Note               2000
                                                   -------------         -----------   --------         -------------
                                                                (in thousands, except per share data)
Net sales                                             $ 5,763              $   -                          $  5,763
Cost of goods                                          (3,644)                                              (3,644)
                                                      -------                                             --------
Gross profit                                            2,119                                                2,119
General and administrative expenses                    (4,064)                                              (4,064)
Amortization and depreciation                            (604)                82          (1)                 (522)
Research and development                                  (46)                                                 (46)
                                                      -------                                             --------
Loss from operations                                   (2,595)                                              (2,513)
Non operating income - other                                -                409          (2)                  409
Interest income (expense), net                           (220)               238          (3)                   18
                                                      -------                                             --------
Loss before taxes, minority interest                   (2,815)                                              (2,086)
Income tax expense                                       (147)              (220)         (4)                 (367)
                                                      -------                                             --------
Loss before minority interest                          (2,962)                                              (2,453)
Minority interest                                           -               (121)         (5)                 (121)
                                                      -------                                             --------
Net loss                                              $(2,962)                                            $ (2,574)
                                                      =======                                             ========

Diluted weighted average shares of Common
    Stock outstanding                                   5,828                                                5,828
Diluted loss per common share                         $ (0.51)                                            $  (0.44)

-------------

(1) Represents a reversal of amortization charges of $82,000 for the three months ended September 30, 2000 as if the 49% reduction of goodwill relating to Ness ("Ness goodwill") resulting from the Ness Sale had taken place on July 1, 2000.
(2) Represents the profit arising from the Ness Sale totaling $409,000 which represents the difference between the sale price of $9,987,000 (AUD$17.5 million) and the net carrying value of the investment by the Company as at July 1, 2000 of $9,578,000 (AUD$16.8 million).
(3) Represents the reversal of interest charges of $238,000 for the three months ended September 30, 2000 as if the Ness Sale had taken place on July 1, 2000 with the Company using the proceeds to:

               (i)    Fully repay the FAI Insurance Group Note ("FAI Note").
               (ii) Repurchase a portion of the receivables sold to FAI Finance Corporation Pty Limited ("FFC") pursuant to the Receivables Purchase Agreement ("RPA").
               (iii) Fully repay the HIH Insurances Limited ("HIH") short-term loan granted on May 29,2000.

(4) Represents the tax effect of the adjustments referred to in Notes 2 and 3 listed above. Taxation expense has been calculated at an effective tax rate of 34%. The profit from the Ness Sale is capital in nature and is assessable under Australian capital gains tax law. The capital gains tax applicable to the Ness sale is $140,000.
(5) Represents the 49% minority interest in the earnings of Ness for the three months ended September 30, 2000 as if the Ness Sale had taken place on July 1, 2000.

                 Pro Forma Consolidated Statement of Operations
                      for fiscal year ended June 30, 2000


                                                        HSI
                                                    Consolidated                                            Pro Forma
                                                      June 30,          Pro Forma                            June 30,
                                                        2000           Adjustments        Note                 2000
                                                  ----------------     -----------     ----------          ------------
                                                                  (in thousands, except per share data)
Net sales                                            $ 28,638             $   -                              $ 28,638
Cost of goods                                         (15,545)                                                (15,545)
                                                     --------                                                --------
Gross profit                                           13,093                                                  13,093
General and administrative expenses                   (19,547)                                                (19,547)
Amortization and depreciation                          (4,508)              334            (1)                 (4,174)
Research and development                                 (654)                                                   (654)
                                                     --------                                                --------
Loss from operations                                  (11,616)                                                (11,282)
Non operating income - other                              380               447            (2)                    827
Interest income (expense), net                         (1,170)              962            (3)                   (208)
                                                     --------                                                --------
Loss before taxes, equity in income of
    affiliated companies and minority interest        (12,406)                                                (10,663)


Income tax expense                                      1,240              (479)           (4)                    761
                                                     --------                                                --------
Loss before equity in income of affiliated
    companies and minority interest                   (11,166)                                                 (9,902)
Equity in income of affiliated companies                   56                                                      56
Minority interest                                           -              (834)           (5)                   (834)
                                                     --------                                                --------
Net loss                                             $(11,110)                                               $(10,680)
                                                     ========                                                ========

Diluted weighted average shares of Common
    Stock outstanding                                   5,828                                                   5,828
Diluted loss per common share                        $  (1.91)                                               $  (1.83)

---------

(1) Represents a reversal of amortization charges of $334,000 for the fiscal year ended June 30, 2000 as if the 49% reduction of the Ness goodwill resulting from the Ness Sale had taken place on July 1, 1999.
(2) Represents the profit arising from the Ness Sale totaling $447,000 which represents the difference between the sale price of $10,919,000 (AUD$17.5 million) and the net carrying value of the investment by the Company as at July 1, 1999 of $10,472,000 (AUD$16.8 million).
(3) Represents: (a) the reversal of interest charges of $644,000 for the fiscal year ended June 30, 2000 as if the Ness Sale had taken place on July 1, 1999 with the Company using the proceeds to:

                    (i)    Fully repay the FAI Note.
                    (ii)   Avoid entering into the RPA with FFC.
                    (iii) Repay a portion of the HIH short term loan granted on May 29, 2000; and

               (b) a $318,000 increase in interest income rates for the fiscal year ended June 30, 2000 resulting from investing the remaining balance of proceeds, after (i), (ii) and (iii) listed above, at market rates.
(4) Represents the tax effect of the adjustments referred to in Notes 2 and 3 listed above. Taxation expense has been calculated at an effective tax rate of 34%. The profit from the Ness Sale is capital in nature and is assessable under Australian capital gains tax law. The capital gains tax applicable to the Ness sale is $152,000.
(5) Represents the 49% minority interest in the earnings of Ness for the fiscal year ended June 30, 2000 as if the Ness Sale had taken place on July 1, 1999.

    Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2000

                                                      HSI
                                                  Consolidated                                           Pro Forma
                                                  December 31,         Pro Forma                        December 31,
                                                      1999            Adjustments         Note              1999
                                                 --------------      -------------      --------      ----------------
                                                                            (in thousands)
ASSETS
Current Assets
      Cash and cash equivalents                     $ 2,926             $     -                           $ 2,926
      Accounts receivable - trade, net                2,390                                                 2,390
      Inventories, net                                6,653                                                 6,653
      Prepaid expenses and other current                437                                                   437
      assets
                                                    -------             -------                           -------
          Total current assets                       12,406                   -                            12,406
                                                    -------             -------                           -------

Non - current assets
      Capital assets, net                             4,757                                                 4,757
      Intangibles, net                               20,200              (6,542)           (1)             13,658
      Deferred income taxes                           2,341                                                 2,341
      Other non - current assets                      1,219                                                 1,219
                                                    -------             -------                           -------
          Total non - current assets                 28,517              (6,542)                           21,975
                                                    -------             -------                           -------
          Total assets                              $40,923             $(6,542)                          $34,381
                                                    =======             =======                           =======

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
      Note payable - FAI Insurances Group           $   555             $  (291)           (2)                264
      HIH short term loans                            4,589              (4,589)           (2)                  -
      Note payable - International Home
        Security Investments Limited                    463                                                   463
      Borrowing - FAI Finance Corporation             1,032                                                 1,032
      Deposit received in advance - Ness Sale         2,455              (2,455)           (3)                  -
      Payable - trade                                 3,041                                                 3,041
      Accrued liabilities                             1,878                                                 1,878
      Lease liability                                   247                                                   247
      Income taxes payable                              111                 139            (4)                250
      Deferred income                                 1,405                                                 1,405
                                                    -------             -------                           -------
          Total current liabilities                  15,776              (7,196)                            8,580
                                                    -------             -------                           -------

Non-current liabilities
      Note payable - FAI Insurances Group             3,313              (2,211)           (2)              1,102
      Borrowings - FAI Finance Corporation            3,034                                                 3,034
      Lease liability                                   484                                                   484
      Accrued liabilities                               223                                                   223
      Deferred income                                 2,440                                                 2,440
                                                    -------             -------                           -------
          Total non-current liabilities               9,494              (2,211)                            7,283
                                                    -------             -------                           -------
          Total liabilities                          25,270              (9,407)                           15,863
                                                    -------             -------                           -------

Minority Interest                                         -               3,502            (5)              3,502

Shareholders' equity
      Common stock                                        6                                                     6
      Additional paid-in capital                     22,310                                                22,310
      Warrants                                        1,064                                                 1,064
      Secured note issue                             (2,375)                                               (2,375)
      Accumulated other comprehensive loss             (362)               (907)           (6)             (1,269)
      Retained earnings (loss)                       (4,990)                270            (7)             (4,720)
                                                    -------             -------                           -------
          Total shareholders' equity                 15,653                (637)                           15,016
                                                    -------             -------                           -------
          Total liabilities and shareholders'
          equity                                    $40,923             $(6,542)                          $34,381
                                                    =======             =======                           =======

(1) Represents the 49% reduction in the carrying value of the Ness goodwill resulting from the Ness Sale.
(2) Represents the repayment of $7,091,000 to HIH Insurances Limited ("HIH") from the proceeds of the Ness Sale summarized as follows:

           FAI Insurances Group Note - Current Portion        $  291,000
           HIH Short Term Loans                               $4,589,000
                                                              ----------
               Total Current Portion of Repayments            $4,880,000
           FAI Insurances Group Note - Non-Current Portion    $2,211,000
                                                              ----------
               Total Repayments                               $7,091,000
                                                              ==========

(3) Represents the reclassification of the cash deposit paid by HIH on September 29, 2000 in relation to the Ness Sale.
(4)  Represents taxation liability arising on the Ness Sale.
(5) Represents the 49% minority interest in the net assets of Ness as if the Ness Sale had taken place on September 30, 2000.
(6) Represents the foreign exchange impact of the reduction of the Ness Goodwill which originated in Australian dollars and has been converted into U.S. dollars at the historical exchange rate since origination.
(7)  Represents the profit on the Ness Sale.

                       HOME SECURITY INTERNATIONAL, INC.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this 8-K report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          HOME SECURITY INTERNATIONAL, INC.

                          By: /s/Terrence Youngman
                              --------------------
                                 Terrence Youngman
                                 President



Dated: February 8, 2001